UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2010 (March 5, 2010)

III to I Maritime Partners Cayman I, L.P.
(Exact name of Registrant as specified in its charter)

Cayman Islands	000-53656	98-0516465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5580 Peterson Lane Suite 155 Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 392-5400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03          Creation of a Direct Financial Obligation

On March 5, 2010, Suresh Capital Maritime Partners Germany, GmbH (our “German Subsidiary”) entered into two loan agreements with Reederei Hartmann GmbH & Co. KG (“RHKG”), which is the noncontrolling interest holder of our single purpose entities, each of which holds an anchor handling tug supply (“AHTS”) vessel (each an “AHTS SPV”).  Prior to that date, we had entered into two similar agreements, also with RHKG.  Each of the agreements is related to an AHTS SPV, and provides for loans equal to the remaining amount of capital outstanding from our German Subsidiary to the AHTS SPV to which the agreement relates (“RHKG Loan Agreements”).  The two agreements entered into on March 5, 2010 bring the total loans under the four agreements to $31,604,334 (EUR 22,780,000), and the four related AHTS SPVs are Isle of Baltrum, Isle of Langeoog, Isle of Amrum, and Isle of Wangerooge.

The execution of the agreements and the subsequent recognition of the contribution of capital by the AHTS SPV results in our satisfying the capital contribution in the full amount called for under the Company Agreements of the four respective AHTS SPVs.  In connection with Langeoog, Amrum and Wangerooge, the loan proceeds were paid directly to the respective AHTS SPV, thereby fulfilling the remaining capital contribution obligations of our German Subsidiary with respect to each of those AHTS SPVs.  The loan agreement for the AHTS SPV Isle of Baltrum differs slightly from the others in that the event giving rise to our liability is the assumption of the AHTS SPV’s liability to RHKG in the amount of $7,752,459 (EUR 5,315,000) as of October 2, 2009, in exchange for being credited with making a capital contribution to Isle of Baltrum in such amount.

Each of the four RHKG Loan Agreements currently in place matures 5 years from the date of signing, with maturity dates therefore falling between January and March 2015 for the agreements currently in place.  The agreements each call for interest to be calculated at 6% per annum, due annually at each anniversary date of signing.  There is no penalty for pre-payment of all or any portion of the loans prior to the end of the respective loan periods.  The terms of the agreements include the granting of a security interest in our interest in the corresponding AHTS SPV, and in the dividends from the AHTS SPV to our German Subsidiary arising from the pro-rata percentage of the loan amount as compared to our total share capital.

Under the RHKG Loan Agreements, if additional financing is granted by Norddeutsche Landesbank Girozentrale (“Nord/LB”) to one of the AHTS SPVs to which an RHKG Loan Agreement relates via an increase in the amount guaranteed by SACE S.p.A. of Rome, Italy, which is the Italian export and reinsurance agency, under the senior loan facility with Nord/LB, which provides the permanent financing for our AHTS vessels, the RHKG Loan Agreements state that our German Subsidiary shall use its best endeavors to have the AHTS SPV receiving the proceeds distribute funds from the financing to our German Subsidiary sufficient to allow it to repay the RHKG Loan Agreement.

We are subject to various warranties, representations, and covenants under the RHKG Loan Agreements, such as limitations on our entering into asset dispositions or restructuring arrangements unreasonably detrimental to RHKG’s security interest in the AHTS SPVs, and the reserving of distributions received from an involved AHTS SPV for repayment of the related RHKG Loan Agreement.

In connection with each of the loans from RHKG with respect Isle of Langeoog, Isle of Amrum, and Isle of Wangerooge, RHKG obtained the funds for their loan to our German Subsidiary pursuant to a loan on nearly identical terms from the shipyard constructing our AHTS vessels, Fincantieri Cantieri Navali Italiani SpA (“Fincantieri”) in Italy.  It is anticipated that RHKG will enter into similar loan agreements with our three remaining AHTS KGs that have not taken delivery of their respective AHTS vessels.  However, no assurances can be given that Fincantieri will continue to loan RHKG the funds necessary to secure delivery of these final three vessels, or that RHKG will continue to loan our German Subsidiary such funds on acceptable terms or at all.

Item 9.01        Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Loan Agreement, dated effective as of October 2, 2009, by and between Suresh Capital Maritime Partners Germany GmbH, as Borrower and Reederei Hartmann GmbH & Co. KG, as Lender.
10.2	Loan Agreement, dated as of February 10, 2010, by and between Suresh Capital Maritime Partners Germany GmbH, as Borrower and Reederei Hartmann GmbH & Co. KG, as Lender.
10.3	Loan Agreement, dated as of March 5, 2010, by and between Suresh Capital Maritime Partners Germany GmbH, as Borrower and Reederei Hartmann GmbH & Co. KG, as Lender.
10.4	Loan Agreement, dated as of March 5, 2010, by and between Suresh Capital Maritime Partners Germany GmbH, as Borrower and Reederei Hartmann GmbH & Co. KG, as Lender.
10.5	Addendum to the Shipbuilding Contract – Langeoog, dated February 2010, between Fincantieri Cantieri Navali Italiani S.p.A. and ATL Offshore GmbH & Co. “Isle of Langeoog” KG
10.6	Addendum to the Shipbuilding Contract – Amrum, dated 2nd of March 2010, between Fincantieri Cantieri Navali Italiani S.p.A. and ATL Offshore GmbH & Co. “Isle of Amrum” KG
10.7	Addendum to the Shipbuilding Contract – Wangerooge, dated 2nd of March 2010, between Fincantieri Cantieri Navali Italiani S.p.A. and ATL Offshore GmbH & Co. “Isle of Wangerooge” KG

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

III to I Maritime Partners Cayman I, L.P.
(Registrant)

	By:	III to I International Maritime Solutions Cayman, Inc.
Its General Partner

	By:	/s/ Jason M. Morton
Jason M. Morton
Director and Chief Financial Officer
(Duly authorized to sign this report on behalf of the Registrant)
Date: March 11, 2010

EXHIBIT INDEX

Exhibit Number	Description
10.1	Loan Agreement, dated effective as of October 2, 2009, by and between Suresh Capital Maritime Partners Germany GmbH, as Borrower and Reederei Hartmann GmbH & Co. KG, as Lender.
10.2	Loan Agreement, dated as of February 10, 2010, by and between Suresh Capital Maritime Partners Germany GmbH, as Borrower and Reederei Hartmann GmbH & Co. KG, as Lender.
10.3	Loan Agreement, dated as of March 5, 2010, by and between Suresh Capital Maritime Partners Germany GmbH, as Borrower and Reederei Hartmann GmbH & Co. KG, as Lender.
10.4	Loan Agreement, dated as of March 5, 2010, by and between Suresh Capital Maritime Partners Germany GmbH, as Borrower and Reederei Hartmann GmbH & Co. KG, as Lender.
10.5	Addendum to the Shipbuilding Contract – Langeoog, dated February 2010, between Fincantieri Cantieri Navali Italiani S.p.A. and ATL Offshore GmbH & Co. “Isle of Langeoog” KG
10.6	Addendum to the Shipbuilding Contract – Amrum, dated 2nd of March 2010, between Fincantieri Cantieri Navali Italiani S.p.A. and ATL Offshore GmbH & Co. “Isle of Amrum” KG
10.7	Addendum to the Shipbuilding Contract – Wangerooge, dated 2nd of March 2010, between Fincantieri Cantieri Navali Italiani S.p.A. and ATL Offshore GmbH & Co. “Isle of Wangerooge” KG